Exhibit 10(f)

AMENDMENT 1 TO PURCHASE AND CONTRIBUTION AGREEMENT

AMENDMENT, dated as of January 9, 2001, to the Purchase and Contribution Agreement, dated as of December 21, 2000, as amended to date (the “Purchase Agreement”), among UNITED RENTALS (NORTH AMERICA), INC., a Delaware corporation, UNITED RENTALS NORTHWEST, INC., an Oregon corporation, UNITED RENTALS SOUTHEAST, L.P., a Georgia limited partnership, and UNITED EQUIPMENT RENTALS GULF, L.P. a Texas limited partnership (each an “Originator” and collectively, the “Originators”), UNITED RENTALS, INC., a Delaware corporation, (“United Rentals”), as Collection Agent, and UNITED RENTALS RECEIVABLES LLC I, a Delaware limited liability company (the “Buyer”).

RECITALS

WHEREAS, the Originators and the Buyer have agreed subject to the terms and conditions of this Amendment, to amend the Purchase Agreement as hereinafter set forth. Terms used herein but not defined herein shall have the meaning assigned thereto in the Purchase Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Amendment of Purchase Agreement.    Annex B to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth in the new Annex B attached to this Amendment.

2. Execution in Counterparts, Etc.    This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same amendment. The delivery of a signed signature page to this Amendment by telecopy transmission shall constitute due execution and delivery of this Amendment for all purposes.

3. Purchase Agreement in Full Force and Effect.    Except as amended by this Amendment, all of the provisions of the Purchase Agreement and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

4. References to Purchase Agreement.    From and after the date hereof, (a) all references in the Purchase Agreement to “this Agreement,” “hereof,” “herein,” or similar terms and (b) all references to the Purchase Agreement in each agreement, instrument and other document executed or delivered in connection with the Purchase Agreement, shall mean and refer to the Purchase Agreement, as amended by this Amendment.

5. Further Assurances.    The parties hereto agree to execute and deliver any and all further agreements, certificates and other documents reasonably necessary to implement the provisions of this Amendment.

6. Governing Law.    This Amendment shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to the conflict of laws principles thereof.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ORIGINATORS:	UNITED RENTALS (NORTH AMERICA), INC.

By:
Name:
Title:

UNITED RENTALS NORTHWEST, INC.

By:
Name:
Title:

UNITED RENTALS SOUTHEAST, L.P.

By:
Name:
Title:

UNITED EQUIPMENT RENTALS GULF, L.P.

By:
Name:
Title:

BUYER:	UNITED RENTALS RECEIVABLES LLC I

By:
Name:
Title:

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ANNEX B

LOCK-BOX ACCOUNTS

Sugarland Office	National Accounts

United Rentals—Houston	United Rentals
P.O. Box 4719	P.O. Box 846394
Houston, TX 77210-4719	Dallas, TX 75284-6394
Comerica	Bank of America
Acct# 1851045144	Acct# 2870769692

Arlington Office	Crofton, MD—Maryland

United Rentals—Dallas	United Rentals, Inc.
P.O. Box 891413	P.O. Box 100711
Dallas, TX 75389-1413	Atlanta, GA 30384-0711
Comerica	Bank of America
Acct# 1851045151	Acct# 005041239194

Batavia, NY—Aerial Division	St. Louis Office

Includes Charlotte, NC; Crofton, MD; Fairfield, CT; Lexington, KY United Rentals (North America), Inc. Box 19633A Newark, NJ 07195-0633 Bank of New York Acct# 8900341343	United Rentals, Inc. P.O. Box 503330 St. Louis, MO 63150-3330 Bank of America Acct# 005041239204

Sacramento, CA—NorCal, Nevada

United Rentals—Sacramento, CA
P.O. Box 45042
San Francisco, CA 94145-5042
Union Bank of California
Acct# 2380004901

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